UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 5, 2022 (March 31, 2022)

Smith Micro Software, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-35525	33-0029027
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5800 Corporate Drive Pittsburgh, PA	15237
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (412) 837-5300

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	SMSI	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Credit Agreement

On March 31, 2022, Smith Micro Software, Inc. and its wholly-owned subsidiary, Smith Micro Software, LLC, as co-borrowers (each individually, a “Company”) entered into a credit agreement (the “Credit Agreement”), with Wells Fargo Bank, National Association (the “Bank”), providing for a $7 million secured revolving credit facility (the “Credit Facility”), of which up to $500 thousand is available for letters of credit.

The Credit Facility will mature on March 31, 2023. The loans under the Credit Facility bear interest at a secured overnight financing rate plus 2%. The Credit Facility allows voluntary repayment of outstanding loans at any time without premium or penalty. The Credit Facility is secured by all of the property of each Company, together with the proceeds thereof, pursuant to the Security Agreements described below.

The Credit Agreement contains representations and warranties, affirmative and negative covenants and events of default customary for financings of this type, including negative covenants that, among other things, limit the ability of the Company to incur liens, limit the ability of the Company to make certain fundamental changes and limit the ability of the Company to incur other indebtedness, in each case subject to exceptions and qualifications. The Credit Agreement also contains a current asset coverage ratio covenant.

The foregoing description of the Credit Agreement is qualified in its entirety by reference to the full text of the Credit Agreement, which is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Security Agreements

On March 31, 2022, each of Smith Micro Software, Inc. and Smith Micro Software, LLC entered into a security agreement with the Bank (each a “Security Agreement” and collectively, the “Security Agreements”), pursuant to which each Company granted to the Bank a security interest in all of its property to secure its present and future indebtedness to the Bank under the Credit Agreement, any promissory note issued thereunder, and certain related agreements and transactions, together with all extensions, renewals, and/or modifications of any of the foregoing.

Each Security Agreement contains representations and warranties, affirmative and negative covenants and events of default customary for secured financings of this type, including covenants to pay secured indebtedness when due and covenants related to the maintenance of collateral, and negative covenants that, among other things, limit the ability of the Company to sell or dispose of a material portion of its assets except in the ordinary course of its business, in each case subject to exceptions and qualifications.

The foregoing description of the Security Agreements is qualified in its entirety by reference to the full text of the Security Agreements, which are attached as Exhibits 10.2 and 10.3 to this Current Report on Form 8-K and are incorporated by reference herein.

The Credit Agreement and the Security Agreements are being filed herewith solely to provide investors and security holders with information regarding their terms. They are not intended to be a source of financial, business or operational information about Smith Micro Software, Inc. or any of its subsidiaries.  The representations, warranties and covenants contained in the Credit Agreement and the Security Agreements are made solely for purposes of such documents and are made as of specific dates; are solely for the benefit of the parties thereto; may be subject to qualifications and limitations agreed upon by the parties in connection with negotiating the terms of such  documents, including being qualified by confidential disclosures made for the purpose of allocating contractual risk between the parties and are not for the purpose of establishing matters as facts; and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors or security holders.  Investors and security holders should not rely on the representations, warranties and covenants or any description thereof as characterizations of the actual state of facts or condition of Smith Micro Software, Inc. or any of its subsidiaries.  Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the documents described herein, which subsequent information may or may not be fully reflected in public disclosures.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information provided in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 7.01	Regulation FD Disclosure.

On April 5, 2022, the Smith Micro Software, Inc. issued a press release announcing the Company’s entry into the Credit Agreement, a copy of which is furnished as Exhibit 99.1 and incorporated by reference into this Item 7.01.

The information presented in Item 7.01 of this Current Report on Form 8-K shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, unless the Company specifically states that the information is to be considered “filed” under the Exchange Act or specifically incorporates it by reference into a filing under the Securities Act or the Exchange Act.

Item 9.01.  Financial Statements and Exhibits

(d)	Exhibits

Exhibit	Description

10.1	Credit Agreement, dated March 31, 2022, between Smith Micro Software, Inc. and Smith Micro Software, LLC and Wells Fargo Bank, National Association
10.2	Security Agreement, dated March 31, 2022, between Smith Micro Software, Inc. and Wells Fargo Bank, National Association
10.3	Security Agreement, dated March 31, 2022, between Smith Micro Software, LLC and Wells Fargo Bank, National Association
99.1	Press Release dated April 5, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Smith Micro Software, Inc.

Date: April 5, 2022	By:	/s/ James M. Kempton
James M. Kempton
Chief Financial Officer